SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting   Material   Pursuant  to  Section   240.14a-11(c)  or  Section
      240.14a-12

                          GlobeTel Communications Corp.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

|_|         Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount previously paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

                          GLOBETEL COMMUNICATIONS CORP.
                           9050 Pines Blvd., Suite 110
                          Pembroke Pines, Florida 33024

                                   ----------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JUNE 21, 2006

                                   ----------

INTRODUCTION

      The accompanying proxy is solicited by the Board of Directors of GlobeTel Communications Corp. (the "Company," "we", "us" and similar terms) to be voted at the Annual Meeting of Stockholders to be held at the Grand Palms Hotel, 110 Grand Palms Drive, Pembroke Pines, Florida at 10:00 a.m., E.S.T. (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specifications are indicated, the shares will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company's stockholders for approval. Abstentions and broker non-votes will not be voted, but will be counted for determining the presence of a quorum.

      The cost of preparing and mailing the enclosed proxy materials, which is estimated to be approximately $70,000, will be borne by the Company. The Company may use the services of its officers and employees (who will receive no additional compensation) to solicit proxies. In addition to the use of the mails, proxies may be solicited by telephone, mailgram, facsimile, telegraph, cable, email and personal interview. The Company intends to request banks and brokers holding shares of the Company's common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses. The Company may also retain the services of a solicitation firm to aid in the solicitation of proxies. If it does so, the Company will pay the fees and expenses of such firm.

      A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the offices of the Company for a period of at least ten days preceding the Annual Meeting.

VOTING AT THE ANNUAL MEETING

      The shares entitled to vote at the Annual Meeting consist of shares of the Company's common stock (the "Common Stock"), with each share entitling the holder to one vote. At the close of business on April 28, 2006, the record date for the Annual Meeting, there were issued and outstanding 103,898,223 shares of the Company's common stock. This Proxy Statement and the accompanying form of proxy are first being sent to the stockholders on or about May 31, 2006.

      Each proxy that is properly signed and received prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted FOR the election of the nominees for director listed in this proxy statement; FOR ratification of the appointment of Dohan and Company, CPAs, PA; FOR the increase of authorized shares to 250 million; and FOR the approval of such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof. A stockholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person.

A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of the Company's common stock, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum.

      The six (6) nominees for director shall be elected as directors of the Company if they receive the affirmative vote of a majority of the shareholders of common stock present in person or represented by proxy at the Annual Meeting. The vote required for ratification of Dohan and Company, CPAs, PA as our independent auditors for the fiscal year ending December 31, 2006, is the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. The vote required for the amendment of the Articles of Incorporation to increase the number of authorized shares is the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. For purposes of determining stockholder approval of such proposals, abstentions will be treated as shares of common stock voted against adoption of such proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of common stock as of April 28, 2006, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors,
(iii) each of the Company's executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned.

      Unless otherwise indicated, the address of each beneficial owner is 9050 Pines Blvd, Suite 110, Pembroke Pines, Florida 33024.

Common Shares Beneficially Owned

   Name Of Beneficial Owner                               Number      Percentage
J. Randolph Dumas, Chairman                                470,000         *
Timothy Huff, CEO, Director                              4,032,389       3.9%
Jonathan Leinwand, Director                                472,640         *
Kyle McMahan, Director                                       5,942         *
Dorian Klein, Director                                       5,942         *
Mitchell Siegel, Sr. VP, Director                        2,319,129       2.2%
Michael Castellano, Director                                 8,442         *
Lawrence E. Lynch, COO/CFO                               1,664,241       1.6%

All executive officers and                               8,978,725       8.7%
directors of the Company as
a group (eight persons,
excluding nominees

*     Less than one percent of the issued and outstanding shares

                                   Proposal 1

                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

      Six directors will be elected at the Annual Meeting. The nominees for director, if elected, will serve until the annual meeting of stockholders to be held in 2007 and until his successor is duly elected and qualified. Our Bylaws currently authorize a Board consisting of not less than one or more than thirteen persons, and our Board currently provides for seven directors. These provisions, together with provisions of our articles of incorporation and by-laws, allow the Board to fill vacancies or increase its size, and may deter or hinder a shareholder from removing incumbent directors and filling such vacancies with its own nominees in order to gain control of the Board.

      All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named nominees. In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. Vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

      The  following  persons have been  nominated  for election to the Board of
Directors:

Name                               Age        Current Position

J. Randolph Dumas                   59        Chairman

Timothy M. Huff                     41        Chief Executive Officer & Director

Jonathan D. Leinwand                36        General Counsel & Director

Ambassador Ferdinando Salleo        69        Director

Dorian Klein                        48        Director

Michael Castellano                  64        Director

Business Experience

      J. Randolph Dumas has served as a member of the Board of Directors of GlobeTel Communications since December 2005. Mr. Dumas served as a Naval Aviation Officer during the Viet Nam War Era and, later, served as a briefing officer within the Central Intelligence Agency in Washington D.C. before attending The Wharton School where he completed his MBA degree in finance in 1977. Currently, a resident of London, England - he has lived and worked in Europe for the past 25 years. He became a senior Managing Director at Salomon Brothers International Limited where he was responsible for the firm's European corporate finance, mortgage securities and real estate investment banking businesses for a number of years. Subsequently, Mr. Dumas founded and became the Managing Partner of several private investment firms: Dumas West & Co. (a 50:50 partnership with the "Baby Bell" telecommunications company, US West); Hines Europe, one of the world's leading commercial real estate investment and development firms; and Rubikon Partners, a firm focusing on European leveraged buyouts. Mr. Dumas has had extensive experience working in virtually every business sector and in every country within Europe, Asia and in much of the Middle East. He maintains strong relationships in these countries at the highest levels.

      Timothy M. Huff has served as chief executive officer and as a member of the Board of Directors since 2002. From 1999 through 2001 Mr. Huff served as president of Vista Net LLC, a VOIP carrier. Mr. Huff has over eighteen years experience in international telecom business that included working with Sprint and MCI International, where he was involved in the construction of MCI's first international gateways.

      Jonathan D. Leinwand joined GlobeTel as General Counsel in June 2005 and became a director in August 2005. Prior to joining GlobeTel, he was in private practice since 1996 concentrating in the areas of corporate and securities law, representing a number of public companies. As part of his practice, Mr. Leinwand also served as a deal-maker for several US and foreign corporations arranging strategic alliances and funding both in the US and abroad. Mr. Leinwand graduated from the University of Miami with honors degrees in Political Science and Communications and graduated cum laude from the University of Miami School of Law.

      His Excellency Ambassador Ferdinando Salleo joined the GlobeTel Board of Directors in May 2006. From 1995-2003, he served as the Italian ambassador to the United States. His distinguished service on behalf of his native Italy began in 1960 when he joined the Italian Foreign Service. A number of increasingly visible assignments brought him to Paris, New York and Prague. He also served in the Political Department of his Ministry (as head of the NATO Dept.), from where he moved to Bonn as Minister Counselor. He later became Director General for the Department for Economic Cooperation and Development Aid of the Ministry of Foreign Affairs in Rome, and eventually the head of the Italian Permanent Mission to the OECD (the Paris-based Organization for Economic Cooperation and Development) in 1986, as well as to the European Space Agency (ESA). He earned a M.A. degree from the Law School of the University of Rome

      Dorian Klein was named to the Board of Directors in January 2006. He has a distinguished record as an investment banker having worked for more than 20 years in New York, London and Tokyo, including roles as Managing Director and Head of European Structured and Principal Finance at Merrill Lynch in London and as Managing Director and Head of Asset Finance at Bankers Trust in London. He also headed the Tokyo office of a highly successful boutique investment bank that he co-founded with his colleagues from Paine Webber during the 80's. Mr. Klein is currently the Managing Partner of Rubikon Partners, a private equity firm specializing in mid-cap European buy-ins and buy-outs. He has also been a private investor in several European technology companies, including several in fields directly relevant to the business strategy of GlobeTel. Mr. Klein is an alumnus of Yale University (BA in Mathematics) and the Harvard Business School (MBA in Finance).

      Michael P. Castellano is a certified public accountant with more than 40 years of experience in the financial sector. His distinguished career includes executive positions in corporate accounting, finance, and administration at renowned companies such as Avis, Inc., E.F. Hutton, Inc., and Fidelity Investments. At Fidelity, he held the positions of Vice President and Corporate Controller and was later appointed Senior Vice President and Chief Accounting Officer of the Fidelity Institutional Group. He was also a director and head of the Audit Committee for Puradyn Filter Technologies from 2001 through 2005 and ResortQuest International, a New York Stock Exchange listed property management company, from 2002 until November 2003 when it was acquired by Gaylord Entertainment. Mr. Castellano currently serves as a director and chairman of the Audit Committees of GlobeTel, Sona Mobile and Sun Capital Advisers Trust.

Information Concerning the Board of Directors

      During the year ended December 31, 2005, the Company's Board of Directors held eight (8) meetings. Each member of the Board participated in each action of the Board. Three of the members of the Company's current Board of Directors qualify as being "independent." These three members are Michael Castellano, Dorian Klein and Kyle McMahan. Amb. Ferdinando Salleo., replacing Mr. McMahan, will likewise qualify as being "independent." Messrs. Castellano and Klein did not participate in any board meetings in 2005 as they were both appointed to the Board in January 2006.

      Jonathan Leinwand was appointed to the Board of Directors in August 2005. Sir Christopher Meyer was elected Chairman of the Board of Directors in September 2005. Present Chairman J. Randolph Dumas, having been appointed Vice Chairman and a director in November 2005, was elected to his current role in March 2006, succeeding Sir Christopher Meyer, who resigned in March 2006 to become Chairman of GlobeTel's International Advisory Board.. Amb. Salleo joined the Board in May 2006. Leigh Coleman, Przemyslaw Kostro and Laina Raveendran Greene resigned from the Board of Directors in August 2005, October 2005 and December 2005, respectively. Concurrent with election of the new slate of directors, Kyle McMahan and Mitchell Siegel will resign from the Board. None of the aforementioned directors, nor Sir Christopher Meyer, has had any dispute with the Board.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company established a formal Audit Committee during year ended December 31, 2005 consisting of independent directors and adopted a formal charter. The Audit Committee met two (2) times during year ended December 31, 2005 to review the professional services provided by the Company's independent auditors, the independence of its auditors from management, the Company's annual financial statements and its system of internal accounting controls. The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Audit Committee consists of Messrs. Castellano (Chairman) Klein and McMahan. Ambassador Salleo shall temporarily replace Mr. McMahan on the Audit Committee following the Annual Meeting. The Board of Directors has concluded that each of the members of the Audit Committee is an "independent director" under applicable American Stock Exchange rules.

      The Company established a formal Compensation Committee during year ended December 31, 2005 consisting of independent directors and adopted a formal charter. The Compensation Committee met two (2) times during year ended December 31, 2005 to review and evaluate the compensation of our executive officers to ensure that they are compensated effectively and in a manner consistent with our stated compensation policies, internal equity considerations and competitive practices. The Compensation Committee also evaluates and makes recommendations regarding director compensation. The Compensation Committee consists of Messrs. Castellano, Klein (Chairman) and McMahan. Ambassador Salleo shall replace Mr. McMahan on the Audit Committee following the Annual Meeting. The Board of Directors has concluded that each of the members of the Compensation Committee is an "independent director" under applicable American Stock Exchange rules.

The Company established a Nominating Committee during year ended December 31, 2005 consisting of independent directors and adopted a formal charter. The Nominating Committee met two (2) times during year ended December 31, 2005 to identify individuals qualified to become members of our Board of Directors and recommends (a) whether incumbent directors should stand for re-election to the Board of Directors upon the expiration of their terms, (b) whether the size our our Board of Directors should be increased or decreased, (c) candidates to fill any newly created director positions or Board of Directors vacancies; and (d) directors to serve on Committees of the Board of Directors. The Nominating Committee consists of Messrs. Castellano, Klein and McMahan (Chairman).

The charters for the Audit Committee, Compensation Committee and Nominating Committee are provided for review:

                          GLOBETEL COMMUNICATIONS CORP.
                             AUDIT COMMITTEE CHARTER

PURPOSE

To assist the Board of Directors in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and the code of conduct.

AUTHORITY

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

o Appoint, compensate, and oversee the work of any registered public accounting firm employed by the Company.

o Resolve any disagreements between management and the auditor regarding financial reporting.

o     Pre-approve all auditing and non-audit services.

o Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

o Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties.

o Meet with company officers, external auditors, or outside counsel, as necessary.

COMPOSITION

The Audit Committee will consist of at least three and no more than six members of the Board of Directors. The board or its nominating Committee will appoint Committee members and the Committee chair.

Each Committee member shall meet the independence and experience requirements of
Section 10A(m)(3) of the Exchange Act, Rule 10A-3 thereunder and the other rules and regulations of the Commission. At least one member shall satisfy the definition of, and be designated as, an audit Committee financial expert, as defined by the Commission; provided, however, that if no member of the Committee satisfies such definition, the Committee shall direct the company to include appropriate disclosures in Commission filings as required by the Commission rules and regulations then in effect. The Committee also shall direct the Company to include appropriate disclosures in Commission filings with regard to service by Audit Committee members on the audit Committees of other public companies as required by Commission rules and regulations then in effect. No director shall serve as a member of the Committee if such member serves on the audit Committee of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

Committee members shall be barred from accepting any consulting, advisory or other compensatory fee from the issuer or any subsidiary thereof, other than in the member's capacity as a member of the Board of Directors and any board Committee and that any member shall not be an affiliated person of the issuer or any subsidiary apart from his or her capacity as a member of the board and any board Committee.

MEETINGS

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The Committee will carry out the following responsibilities:

Financial Statements

o Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

o Review with management and the external auditors the results of the audit, including any difficulties encountered.

o Review the annual financial statements, and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles.

o     Review other sections of the annual report and related  regulatory filings
      before  release  and  consider  the  accuracy  and   completeness  of  the
      information.

o Review with management and the external auditors all matters required to be communicated to the Committee under generally accepted auditing standards.

o Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.

o Review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the information known to Committee members.

Internal Control

o Consider the effectiveness of the company's internal control system, including information technology security and control.

o Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit

o Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

o Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

o     Review the effectiveness of the internal audit function.

o On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.

External Audit

o Review the external auditors' proposed audit scope and approach, including coordination of audit effort with internal audit.

o Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

o Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the company, including non-audit services, and discussing the relationships with the auditors.

o On a regular basis, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

Compliance

o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

o Review the findings of any examinations by regulatory agencies, and any auditor observations.

o Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

o Obtain regular updates from management and legal counsel regarding compliance matters.

Reporting Responsibilities

o Regularly report to the Board of Directors about Committee activities, issues, and related recommendations.

o Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

o     Report   annually  to  the   shareholders,   describing  the   Committee's
      composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

o Review any other reports the company issues that relate to Committee responsibilities.

Other Responsibilities

o Perform other activities related to this charter as requested by the Board of Directors.

o     Institute and oversee special investigations as needed.

o Review and assess the adequacy of the Committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

o Confirm annually that all responsibilities outlined in this charter have been carried out.

o Evaluate the Committee's and individual member's performance on an ongoing basis.

The Company Compensation Committee met two (2) times during the year ended December 31, 2005 to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, award of stock options and reimbursement of certain business related costs and expenses.

                          GLOBTEL COMMUNICATIONS CORP.
                         COMPENSATION COMMITTEE CHARTER

PURPOSE

The purpose of the Compensation Committee (the "Committee") shall be as follows:

1. To determine, or recommend to the Board of Directors for determination, the compensation for the Chief Executive Officer (the "CEO") of the Company.

2. To determine, or recommend to the Board of Directors for determination, the compensation for all officers of the Company other than the CEO.

3. To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the American Stock Exchange, the Securities and Exchange Commission (the "SEC"), and other regulatory bodies.

COMPOSITION

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of the American Stock Exchange and the Sarbanes-Oxley Act.

To the extent the Committee consists of at least three members, one director who is not independent under the rules of the American Stock Exchange may be appointed to the Committee, subject to the following:

      o the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Company;

      o the Board of Directors, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required by the best interests of the Company and its stockholders;

      o the Company discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-K if the

      o Company does not file a proxy statement), the nature of the relationship and the reason for that determination; and

      o such person does not serve under this exception on the Committee for more than two years.

APPOINTMENT AND REMOVAL

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

CHAIRMAN

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

DELEGATION TO SUBCOMMITTEES

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

MEETINGS

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other. All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate. As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

DUTIES AND RESPONSIBILITIES

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

SETTING COMPENSATION FOR OFFICERS AND DIRECTORS

1. Establish and review the overall compensation philosophy of the Company.

2. Review and approve the Company's corporate goals and objectives relevant to the compensation for the CEO and other officers, including annual performance objectives.

3. Evaluate the performance of the CEO and other officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

4. In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as IRS Rule 162(m).

5. In connection with executive compensation programs, the Committee should do the following:

      (a) Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

      (b) Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

      (c) Establish and periodically review policies for the administration of executive compensation programs; and

      (d) Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6. Establish and periodically review policies in the area of senior management perquisites.

7. Consider policies and procedures pertaining to expense accounts of senior executives.

8. Review and recommend to the full Board of Directors compensation of directors as well as directors' and officers' indemnification and insurance matters.

9. Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control agreements, severance agreements, or termination arrangements, and loans to employees made or guaranteed by the Company.

MONITORING INCENTIVE AND EQUITY-BASED COMPENSATION PLANS

10. Review and make recommendations to the Board of Directors with respect to, or approve, the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

11. Review and make recommendations to the full Board of Directors, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company's shareholders.

12. Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company's equity-based plans.

13. Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

14. Review and monitor employee pension, profit sharing, and benefit plans.

15. Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a compensation consultant is retained, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

REPORTS

16. Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations of the American Stock Exchange, the SEC, and other applicable regulatory bodies.

17. Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

18. Maintain minutes or other records of meetings and activities of the Committee.

                          GLOBTEL COMMUNICATIONS CORP.
                          NOMINATING COMMITTEE CHARTER

1. Purpose. The purpose of the Nominating Committee (the "Committee") of GlobeTel Communications Corp. the ("Company") is to (a) identify individuals qualified to become members of the Board of Directors (the "Board"), consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for each annual meeting of stockholders; oversee the evaluation of the Board and management; and (d) take such other actions within the scope of this charter (this "Charter") as the Committee deems necessary or appropriate.

2. Membership. All members of the Committee will be independent directors (as determined by the Board) under the independence requirements of the American Stock Exchange and applicable law. The members of the Committee will be appointed by and serve at the discretion of the Board. Committee members may be removed at any time by a majority vote of independent directors. The Board will appoint the Chairperson of the Committee.

3. Specific Responsibilities and Duties. The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law, rules and regulations, and the Company's charter and Bylaws:

      (a) Board Composition. Evaluate the size and composition of the Board, develop criteria for Board membership, and evaluate the independence of existing and prospective directors.

      (b) Candidates and Nominees. Actively seek and evaluate qualified individuals to become new directors as needed. Review and develop the Board's criteria for selecting new directors, including standards for director independence. Establish procedures to solicit, review, and
      recommend  to  the  Board,   potential   director   nominees  proposed  by
      stockholders and reassess, as needed, the Nominating Committee Policy attached hereto as Annex A. Select or recommend that the Board select, the director nominees for the annual meeting of stockholders.

      (c) Current Directors. Review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

      (d) Committees. Make recommendations to the Board as to qualifications of members of the Board's Committees, Committee member appointment and removal, and Committee reporting to the Board.

      (e) Oversight of Board, Management and Committee Evaluations. Take such steps as the Committee deems necessary or appropriate with respect to oversight of the evaluation of the Board, management, and each Board Committee.

      (f) Review Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Publish the Charter as required by applicable law and as otherwise deemed advisable by the Committee.

      (g) Orientation and Education. Develop with management and monitor the process of orienting new directors and continuing education for existing directors.

      (h) Other Actions. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

4. Meetings. The Committee will meet with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairperson and circulated to each member of the Committee prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the Company's Bylaws applicable to meetings of the Board will govern meetings of the Committee. At each regular meeting of the Board, the Committee will give a report regarding any actions taken by the Committee since the last regular meeting of the Board.

5. Minutes. The Committee will keep minutes of each meeting.

6. Reliance; Experts; Cooperation.

      6.1 Retention of Counsel and Advisors. The Committee has the power, in its discretion, to retain at the Company's expense such independent counsel and other advisors and experts, as it deems necessary or appropriate to carry out its duties.

      6.2 Reliance Permitted. In carrying out its duties, the Committee is permitted and will act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

      6.3 Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

      6.4 Required Participation of Employees. The Committee will have unrestricted access to the independent public accountants, the internal auditors, internal and outside counsel, and anyone else in the Company, and may require any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend any meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

ANNEX A: GLOBETEL COMMUNICATIONS CORP. NOMINATING COMMITTEE POLICY

Process for Evaluating and Selecting Potential Director Candidates The Nominating Committee (the "Committee") is responsible for annually identifying and recommending to the Board of Directors of GlobeTel Communications Corp. (the "Board") the nominees to be selected by the Board for each annual meeting of stockholders. The Committee is also responsible for periodically assessing, developing and communicating with the full Board concerning the appropriate criteria to be utilized in evaluating potential director nominees.

Minimum Qualifications for Director Nominees The Committee has established the following minimum criteria for evaluating prospective board candidates:

o Reputation for integrity, strong moral character and adherence to high ethical standards.

o Holds or has held a generally  recognized  position of leadership in community
and/or  chosen  field  of  endeavor,   and  has  demonstrated   high  levels  of
accomplishment.

o Demonstrated business acumen and experience, and ability to exercise sound business judgments and common sense in matters that relate to the current and long-term objectives of the Company.

o Ability to read and understand basic financial statements and other financial information pertaining to the Company.

o Commitment to understand the Company and its business, industry and strategic objectives.

o Commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and stockholders, number of other company
Boards on which the candidate serves and ability to generally fulfill all responsibilities as a director of the Company.

o Willingness to represent and act in the interests of all stockholders of the Company rather than the interests of a particular group.

o Good health, and ability to serve.

o For prospective non-employee directors, independence under SEC and applicable stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

o Willingness to accept the nomination to serve as a director of the Company.

Other Factors for Potential Consideration

The Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

o Whether the prospective nominee will foster a diversity of skills and experiences.

o For potential Audit Committee members, whether the nominee possesses the requisite education, training and experience to qualify as "financially literate" or as an audit Committee "financial expert" under applicable SEC and stock exchange rules.

o For incumbent directors standing for re-election, the Nominating Committee will assess the incumbent director's performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company.

o Composition of Board and whether the prospective nominee will add to or complement the Board's existing strengths.

Process for Identifying, Evaluating and Recommending Nominees

o The Committee initiates the process by preparing a slate of potential candidates who, based on their biographical information and other information available to the Committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board).

o Outside Advisors. The Committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.

o Stockholder Suggestions for Potential Nominees. The Committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the materials set forth below to the Company addressed to the Chairman of the Committee at the Company's address. To be timely, the written materials must be submitted within the time permitted for submission of a stockholder proposal for inclusion in the Company's proxy statement for the subject annual meeting.

o The written materials must include: (1) all information to relating the individual recommended that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s) and address(es) of the stockholders making the nomination and the amount of the Company's securities which are owned beneficially and of record by such stockholder(s); (3) appropriate biographical information (including a business address and a telephone number) and a statement as to the individual's qualifications, with a focus on the criteria described above;
      (4) a representation that the stockholder of record is a holder of record of stock of the Company entitled to vote on the date of submission of such written materials and (5) any material interest of the stockholder in the nomination.

o The Committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the Committee from any other source.

o Nomination of Incumbent Directors. The re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.

o For incumbent directors standing for re-election, the Committee will assess the incumbent director's performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company; the number of other company Boards on which the individual serves, composition of the Board at that time, and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.

o Management Directors. The number of officers or employees of the Company serving at any time on the Board should be limited such that, at all times, a majority of the directors is "independent" under applicable SEC, stock exchange rules or over-the-counter market rules.

o After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the Committee and by the Chief Executive Officer.

o Upon completion of the above procedures, the Committee shall determine the list of potential candidates to be recommended to the full Board for nomination at the annual meeting.

The Board of Directors will select the slate of nominees only from candidates identified, screened and approved by the Committee.

COMPENSATION COMMITTEE REPORT

      The report of the Compensation Committee of the Board with respect to compensation in twelve-month period ended December 31, 2005 is as follows:

Compensation Philosophy

      The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance.

Components of Compensation

      The principal components of executive officer compensation are generally as follows:

            BASE SALARY. With respect to the Company's executive officers, their base salary is fixed in accordance with the terms of their respective employment agreements. See "Employment Agreements".

            STOCK OPTIONS AND GRANTS. Stock option grants and other stock-based awards, which are designed to further align the interests of each executive officer with those of the shareholders and to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business.

Compliance With Internal Revenue Code Section 162(M)

      Section 162 (m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to "qualified performance-based compensation." The Company is currently monitoring the applicability of Section 162(m) to its ongoing compensation arrangements. The Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible by reason of Section 162 (m).

Section 16(A) Beneficial Ownership Reporting Compliance

      Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended December 31, 2005, by certain of the Company's directors, officers, or stockholders beneficially owning more than 10% of any class of equity securities of the Company, there were no failures to file any necessary forms under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

Executive Compensation

      The following table sets forth information with respect to all compensation paid or earned for services rendered to the Company during the last fiscal year by our chief executive officer and each executive officer whose aggregate annual compensation exceeded $100,000 and who were executive officers of the Company at December 31, 2005 (all of the individuals named in the following table are collectively defined as the "Named Executive Officers"). The Company does not have a pension plan or a long-term incentive plan, and has not granted any stock appreciation rights as of this date. The Company has granted stock options. See "Option Grants and Holdings" and "Employee Benefit Plan."

                                                                                              Long Term Compensation
                                              Annual Compensation                            Awards            Payouts
             (a)                 (b)       (c)           (d)           (e)           (f)              (g)        (h)      (i)
                                                                                                  Securities
                                                                                  Restricted      Underlying              All
     Name and Principal                                            Other Annual     Stock          Options/     LTIP     Other
          Position                Yr.    Salary         Bonus      Compensation     Awards           SARs      Payouts   Comp.
                                           ($)           ($)           ($)           ($)              (#)        ($)      ($)
Timothy M. Huff,                 2005   200,000(a)    300,000(b)     50,000(c)    1,988,390(d)                             0
CEO/Director

Timothy M. Huff, CEO             2004   200,000(a)    200,000(b)     18,750(c)    1,418,394(d)                             0

Timothy M. Huff, CEO             2003   175,000(a)          0             0               0            0          0        0

Mitchell A. Siegel, Sr           2005   120,000(a)    262,500(b)     55,000(c)    1,325,593(d)         0          0        0
VP/Director

Mitchell A. Siegel, COO          2004   175,000(a)    175,000(b)     18,750(c)      945,596(d)         0          0        0

Mitchell A. Siegel, COO          2003   150,000(a)          0             0               0            0          0        0

Steven King, Sr VP               2005    47,682(a)    143,338(b)     12,500(c)         0(d)            0          0        0

Thomas Y. Jimenez, CFO           2005   120,000(a)    262,500(b)     55,000(c)      994,195(d)         0          0        0

Thomas Y. Jimenez, CFO           2004   175,000(a)    175,000(b)     14,063(c)      709,197(d)         0          0        0

Thomas Y. Jimenez, CFO           2003   150,000(a)          0             0               0            0          0        0

Lawrence E. Lynch, COO           2005   120,000(a)    218,750(b)     55,000         662,797(d)         0          0        0

Lawrence E. Lynch, Sr. VP        2004    37,500(a)     37,500(b)          0               0            0          0        0
Since August 2004

Joseph Seroussi, CTO             2005   120,000(a)    218,750(b)     55,000         662,797(d)         0          0        0

Joseph Seroussi, CTO             2004    25,000(a)     31,250(b)          0         472,798(d)         0          0        0
Since November 2004

J. Randolph Dumas,               2005    62,500                       6,250       4,394,097(d)         0          0        0
Vice Chairman

Jonathan Leinwand, Secretary     2005    95,262       142,188        18,750            0(d)            0          0        0

Kyle McMahan, Director           2005         0             0        25,000(c)            0            0          0        0

Kyle McMahan, Dir                2004         0             0        18,750(c)            0            0          0        0
Since May 2004

(a) Effective January 1, 2002, GlobeTel entered into a three-year employment agreements with its key management. Effective 2005, the agreements were renewed automatically on a year-to-year basis.

For the year 2002, the agreements provided for annual compensation of $150,000 for its Chief Executive Officer (CEO), $125,000 each for its Chief Financial Officer (CFO) and Chief Operating Officer (COO) and $75,000 each for its Chief Administrative Officer (CAO) and VP of Network Operations. Further, there remained an employment contract with its former President, as described below, which called for a salary of $100,000 per annum through 2003.

In 2003, the base compensation increased to $175,000 for its CEO, $150,000 each for its CFO and COO, $90,000 each for its CAO and VP of Network Operations.

In 2004, the base compensation increased to $200,000 for its CEO, $175,000 each for its CFO and COO, $120,000 for the Controller (formerly the CAO) and $110,000 for its VP of Network Operations. Also, GlobeTel hired a new President at an annual compensation of $125,000 in June 2005, a Senior Vice President (Sr. VP) at an annual compensation of $100,000 in August 2005, and a Chief Technology Officer (CTO) at an annual compensation of $125,000 in November 2005.

Accrued but unpaid base compensation of $82,500 for the CEO, $57,500 for the CFO and $58,333 for the COO (a total of $198,333) were owed as of December 31, 2004. These amounts were paid in January 2005.

In 2005, the base compensation remained at $200,000 for its CEO. The CFO, COO, CTO and General Counsel all had base compensation of $175,000. The Company also entered into employment contracts with the Executive Vice Chairman (EVC) and Senior Vice President (SVP) of Finance. The EVC agreement called for annual salaries of $250,000 plus signing bonuses equal to 2.5% of the outstanding shares of the company as of December 31, 2005. The EVC is also entitled to stock salary in stock options totaling $750,000 per year for three years at $1.21 per share. The SVP Finance agreement calls for annual salaries of $195,000 plus bonuses amounting to 2% of the outstanding shares of the Company's stock at the end of the year, payable in the form of stock options.

(b) In addition to the base compensation, the employment agreements provide for payment of bonuses that at a minimum equal the executives' base compensation, unless otherwise agreed to by the executives. As of December 31, 2003 and 2002, the executives all agreed not to receive bonuses they are entitled to pursuant to the employment agreements. For 2004, the executives received bonuses as entitled to under the agreements. The bonuses received were equal to the amount of gross compensation received during 2004. All executive bonuses for 2004 were included in the Employee Stock Option Plan (see Note 24 to financial statements) and paid with stock options.

In 2005, the bonuses were awarded at the recommendation of management and approved by the Board of Directors. All executive bonuses for 2005 were included in the Employee Stock Options Plan and paid with stock options.

(c) The Company maintains a policy of compensating the Directors using cash and stock options. Directors fees are $25,000 per annum (paid quarterly). Upon their election as a member of the board of directors, each director received (number) stock options; except for our employee directors who are not compensated for their role on the Board. These options granted to our directors vest as follows: options to purchase (number or ratio) of the shares vest as of (date or date of grant, if applicable), (ratio) vests as of the (first anniversary, usually) of date of grant, and (ratio) vests as of the (second anniversary) of the date of grant. We reimburse our directors for all out-of-pocket expenses incurred in the performance of their duties as directors. We currently pay fees to our directors for attendance at meeting.

(d) Pursuant to an Officers'  Stock Option Grant plan approved by the Board (see
Note 25 of December 31, 2005 10K), certain officers are entitled to receive stock options in amounts which, after the exercise of such options, would effect ownership of various percentages of the total shares then issued and outstanding. The following officers received options for restricted shares in the following percentages: CEO--3%, COO--2%, CFO--1.5%, Director and former President--0.5%, current President--1%, and CTO--1%.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table provides certain summary information concerning stock options held as of December 31, 2005, by Named Executive Officers. The value of unexercised in-the-money options at December 31, 2005, is based on the value of our common shares on December 31, 2005 ($3.68 per share).

                         Number of Securities            Value of Unexercised
                    Underlying Unexercised Options      in-the-money Options at
                         at December 31, 2005             December 31, 2005
                         --------------------             -----------------
Name                  Exercisable  Unexercisable     Exercisable   Unexercisable
----                  -----------  -------------     -----------   -------------
Timothy M. Huff        5,338,168     $        0       $3,541,076     $        0
Mitchell A. Siegel     3,617,830     $        0       $2,654,464     $        0
Thomas Y. Jimenez      3,314,758     $        0       $2,423,111     $        0
Lawrence E. Lynch      1,131,869     $        0       $  919,750     $        0

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding the grant of stock options to the Named Executive Officers during the year ended December 31, 2005.

                                                     Percentage of
                                                    Options Granted
                                                      to Employees      Exercise      Expiration
Name                                Options         Last Fiscal Year      Price          Date
----                                -------         ----------------      -----          ----
Timothy M. Huff
     Grant date 12/31/05           3,568,326            18.474%         $   0.675      12/31/08
     Grant date 11/14/05             141,600             0.733%         $   2.120      12/31/08
     Grant date 12/09/05               8,954             0.046%         $   3.490      12/31/08
     Grant date 08/13/05               3,141             0.016%         $   1.990      12/31/08
     Grant date 05/06/05               1,812             0.009%         $   3.450      12/31/08
     Grant date 02/21/05               1,437             0.007%         $   4.350      12/31/08
                   TOTAL           3,725,269             19.29%
Mitchell A. Siegel
     Grant date 12/31/05           2,388,033            12.363%         $   0.675      12/31/08
     Grant date 11/14/05             123,900             0.641%         $   2.120      12/31/08
     Grant date 12/09/05               8,954             0.046%         $   3.490      12/31/08
     Grant date 08/13/05               3,141             0.016%         $   1.990      12/31/08
     Grant date 05/06/05               1,812             0.009%         $   3.450      12/31/08
     Grant date 02/21/05               1,437             0.007%         $   4.350      12/31/08
                   TOTAL           2,527,276             13.08%
Thomas Y. Jimenez
     Grant date 12/31/05           2,309,558            11.957%         $   0.675      12/31/08
     Grant date 11/14/05             123,900             0.641%         $   2.120      12/31/08
     Grant date 08/13/05               1,570             0.008%         $   1.990      12/31/08
     Grant date 05/06/05                 906             0.005%         $   3.450      12/31/08
     Grant date 12/09/05                 895             0.005%         $   3.490      12/31/08
     Grant date 02/21/05                 718             0.004%         $   4.350      12/31/08
                   TOTAL           2,437,547             12.62%
Lawrence E. Lynch
     Grant date 12/31/05             981,921             5.084%         $   0.675      12/31/08
     Grant date 11/14/05             103,200             0.534%         $   2.120      12/31/08
     Grant date 08/13/05               1,570             0.008%         $   1.990      12/31/08
     Grant date 05/06/05                 906             0.005%         $   3.450      12/31/08
     Grant date 12/09/05                 895             0.005%         $   3.490      12/31/08
     Grant date 02/21/05                 718             0.004%         $   4.350      12/31/08
                TOTAL              1,089,211              5.64%

EXECUTIVE EMPLOYMENT AGREEMENTS AND CONSULTING AGREEMENTS

      Effective January 1, 2002, the Company entered into three-year employment agreements with its key management. For the year 2002, the agreements provide for annual compensation of $150,000 for its Chief Executive Officer (CEO), $125,000 each for its Chief Financial Officer (CFO) and Chief Operating Officer
(COO) and $75,000 each for its Chief Administrative Officer (CAO) and Vice President of Network Operations. In addition to the base compensation, the employment agreements provide for payment of bonuses that at a minimum equal the executives' base compensation. As of December 31, 2002, the executives all agreed not to receive bonuses they were entitled to as per their respective employment agreement. In 2003, the base compensation increased to $175,000 for its CEO, $150,000 each for its CFO and COO, $90,000 each for its CAO and VP of Network Operations. In 2004, the base compensation increases to $200,000 for its CEO, $175,000 each for its CFO and COO, $120,000 for its CAO and $110,000 for its Vice President of Network Operations. Bonuses for each year will also be equal to the base salaries as a minimum, unless otherwise agreed to by the executives.

      Pursuant to the above employment agreements, the Company recorded accrued officers' salaries totaling $519,168 as of December 31, 2002.

      In September 2003, the officers agreed to forego their accrued salaries in exchange for stock options at $.015 per share or 50% of the market price as of the exercise date. The officers subsequently exercised their stock options in January 2004.

      As of December 31, 2003, the Company recorded accrued officers' salaries totaling $245,000, which the officers again agreed to forego their accrued salaries in exchange for stock options at $.015 per share or 50% of the market price as of the exercise date. The officers subsequently exercised their stock options in January 2004.

      As of December 31, 2005, the Company recorded accrued officers' salaries totaling $198,333, which were subsequently paid in January 2006

DIRECTOR COMPENSATION

      Directors are reimbursed for their reasonable expenses for attending Board and Board Committee meetings.

RELATED PARTY PAYABLES

      As of December 31, 2005 and 2004, related party payables were $117,500 and $57,500, respectively. The balances represent short-term, non-interest bearing loans by officers of the Company, due on demand.

SETTLEMENT WITH FORMER OFFICER AND DIRECTOR

      In September 2005, the Company issued a total of 82,887 (1,243,305 pre-split) shares pursuant to a severance agreement with Leigh Coleman, a former President and Director, valued at $123,750, based on the closing price of the shares on the dates of issuance. In addition, a total of 81,481 options to purchase common shares, valued at $55,000 based on the option exercise price (adjusted for 1:15 reverse stock split) per the 2004 Employee Stock Bonus Plan.

LOSS ON SETTLEMENT WITH FORMER AFFILIATE

      In September 2005, the Company entered into a settlement agreement with Sky China, Ltd., an Australian company that Mr. Coleman is affiliated with. Mr. Coleman was a former President and member of the Board of Directors for GlobeTel. The Company and Sky China, Ltd. entered into an agreement in 2004 to joint venture with the company for telecommunications services in Australia and Asia, and, in 2004, issued 200,000 (3 million pre-split) shares of common stock valued at $135,000. Pursuant to the settlement, the Company granted Sky China Ltd. options to acquire 1,543,176 (post-split) shares valued at $1,256,873, based on $0.8150 per share, the intrinsic value of the option share on the date of the agreement.

                             Approval of Proposal 1

      The six nominees for director that receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting shall be elected as directors of the Company.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     FOR ELECTION OF THE DIRECTOR NOMINEES.

                                   Proposal 2

        PROPOSAL TO RATIFY THE APPOINTMENT OF DOHAN AND COMPANY, CPAS, PA
                     AS INDEPENDENT AUDITORS OF THE COMPANY
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

      At the Annual Meeting, stockholders will be requested to ratify the Board of Directors' engagement of Dohan and Company, CPAs, PA for the fiscal year ending December 31, 2006.

Fees to Auditors

      Audit Related Fees: The aggregate fees, including expenses, billed by Dohan and Company, CPAs, PA in connection with the audit of the Company's consolidated financial statements for the most recent fiscal year and for the review of the Company's financial information included in its Report on Form 10-K and its quarterly reports on Form 10-Q during the year ended December 31, 2005 and year ended December 31, 2004 was $66,303 and $75,530, respectively.

      All Other Fees: Dohan & Company, CPAs, PA provided no professional services for tax compliance, tax advice or tax planning to the Company in fiscal years 2004 or 2005.

General

      It is not expected that representatives of Dohan and Company, CPAs, PA will be present at the Annual Meeting. Although the Board of Directors of the Company is submitting the appointment of Dohan and Company, CPAs, PA for shareholder ratification it reserves the right to change the selection of Dohan and Company, CPAs, PA as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification. If the appointment is not ratified, our Board will consider whether it should select other independent auditors.

Audit Committee Report

      The Audit Committee oversees the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The  Audit  Committee  reviewed  with the  independent  auditors,  who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee discussed with Company's independent auditors the overall scope and plans for their respective audit. The Audit Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Company's independent accountants also provided to the Audit Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accountants' independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

--Audit Committee

                             Approval of Proposal 2

      The approval of Proposal 2 by the stockholders requires that the votes cast favoring Proposal 2 exceed the votes cast opposing Proposal 2.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 FOR RATIFICATION OF DOHAN AND COMPANY, CPAS, PA
                     AS INDEPENDENT AUDITORS OF THE COMPANY
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

                                   Proposal 3

            AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE
     THE NUMBER OF AUTHORIZED COMMON SHARES FROM 150,000,000 TO 250,000,000

      During 2005, the company continued to acquire companies as part of its strategy to broaden its portfolio of product offerings, to augment its technological capabilities and to expand its geographic markets and distribution channels. As part of this strategy, the company may acquire additional companies for these and other business reasons. From time to time, the company pays for acquisitions with GlobeTel stock. The Board believes that the proposed increase in the number of authorized shares is desirable to maintain the company's flexibility in choosing how to pay for acquisitions and other corporate actions such as equity offerings to raise capital and adoption of additional benefit plans. The Board will determine the terms of any such issuance of additional shares.

      If this proposal is approved, all or any of the authorized shares may be issued without further shareholder action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the shareholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all shareholders would reduce the proportionate interest in the company of each shareholder.

      The company has not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although the company could, theoretically, use the additional shares to make it more difficult or to discourage an attempt to acquire control of the company, in order to maximize the price payable by any bidding party.

      If this proposal is approved, the fourth article of the Certificate of Incorporation of GLOBETEL COMMUNICATIONS CORP. will be amended to read:

      "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is two hundred sixty million (260,000,000) of which two hundred fifty million (250,000,000) shares shall be designated "Common Stock", $.00001 par value per share and of which ten million (10,000,000) shall be designated "Preferred Stock", par value $.001."

                             Approval of Proposal 3

      The approval of Proposal 3 by the stockholders requires that the votes cast favoring Proposal 3 exceed the votes cast opposing Proposal 3.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES TO TWO
                              HUNDRED FIFTY MILLION

                                PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on our Common stock commencing May 23, 2005, the first trading date for the Company's Common stock on the American Stock Exchange, and ending March 31, 2006, with the cumulative total shareholder return of companies comprising the Russell 2000 Index and the total return of a peer group of companies comprising the American Stock Exchange (AMEX) Telecommunications Index, which includes telecommunications companies traded on the AMEX.

                      Comparison Of Cumulative Total Return
                      Among GlobeTel Communications Corp.,
              Russell 2000 Index and AMEX Telecommunications Index

                              [LINE CHART OMITTED]

                                  May 23,     June 30,   September 30,   December 30,    March 31,
                                    2005        2005         2005            2005          2006
GlobeTel Communications Corp.     $100.00     $ 73.80       $ 38.35         $ 97.35       $ 65.87
AMEX Telecommunications Index     $100.00     $ 97.30       $107.05         $105.60       $121.43
Russell 2000 Index                $100.00     $103.68       $108.25         $109.12       $124.03

The graph above assumes that $100 was invested on May 23, 2005 in our Common stock and in each index. Stockholder returns over the indicated period should not be considered indicative of future results.

      INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

      Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2007 must be received by the Company no later than November 30, 2006, in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              ACCOMPANYING REPORTS

      The Company's Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2005 accompany this proxy statement. The exhibits are available without charge to stockholders upon request to Chief Financial Officer, GlobeTel Communications Corp., 9050 Pines Road, Suite 110,Pembroke Pines, Florida 33024.

                                                                 Timothy M. Huff
                                            Chief Executive Officer and Director

                          GLOBETEL COMMUNICATIONS CORP.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 21, 2006

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

      The undersigned hereby appoints Lawrence Lynch as proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on June 21, 2006, at the Annual Meeting of Stockholders to be held at the Grand Palms Hotel, 110 Grand Palms Drive, Pembroke Pines, Florida at 10:00 a.m., EST, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

      1.    Election of Directors

            Nominees: J. Randolph Dumas; Timothy M. Huff; Jonathan Leinwand; Amb. Ferdinando Salleo ; Dorian Klein; Michael Castellano

            |_| FOR all nominees |_| WITHHOLD AUTHORITY |_| FOR all nominees, except as noted below:

                              Nominee exception(s)

      2. Proposal to ratify the Company's appointment of Dohan and Company, CPAs, PA as independent auditors of the Company for the fiscal year ending December 31, 2006.

            |_| FOR              |_| AGAINST             |_| ABSTAIN

      3. Proposal to increase the number of authorized common shares from 150,000,000 (One Hundred Fifty Million) to 250,000,000 (Two Hundred Fifty Million).

            |_| FOR              |_| AGAINST             |_| ABSTAIN

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1,2 AND 3.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED:                              _________________________________
                                              (Signature)
                                    _________________________________
                                        (Signature if jointly held)
                                    _________________________________
                                             (Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK,  SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED  ENVELOPE.  THANK
YOU.